UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2016

PSYCHEMEDICS CORPORATION

(Exact Name of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13738	58-1701987
(Commission File Number)	(I.R.S. Employer Identification No.)

125 Nagog Park, Acton, Massachusetts	01720
(Address of Principal Executive Offices)	(Zip Code)

(978) 206-8220

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(e)	COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the 2016 Psychemedics Corporation annual meeting of stockholders held on May 12, 2016 (the “2016 Annual Meeting”), the stockholders approved the amendment and restatement of the Psychemedics Corporation 2006 Incentive Plan (the “2006 Incentive Plan”). The terms and conditions of the 2006 Incentive Plan and awards contemplated thereunder are described in Psychemedics’ Proxy Statement dated March 29, 2016, which description is incorporated by reference herein. This summary is qualified in its entirety by reference to the 2006 Incentive Plan, filed as Exhibit 10.1 attached hereto and incorporated by reference herein. The Employee Form of Stock Unit Award Agreement to be used under the 2006 Incentive Plan is filed as Exhibit 10.2 attached hereto and incorporated by reference herein. The Nonemployee Director Form of Stock Unit Award Agreement to be used under the 2006 Incentive Plan is filed as Exhibit 10.3 attached hereto and incorporated by reference herein. The Employee Form of Incentive Stock Option Agreement to be used under the 2006 Incentive Plan is filed as Exhibit 10.4 attached hereto and incorporated by reference herein. The Employee Form of Non-qualified Stock Option Agreement to be used under the 2006 Incentive Plan is filed as Exhibit 10.5 attached hereto and incorporated by reference herein. The Nonemployee Director Form of Non-qualified Stock Option Agreement to be used under the 2006 Incentive Plan is filed as Exhibit 10.6 attached hereto and incorporated by reference herein.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2016 Annual Meeting, the following items were voted on by stockholders:

a.	Messrs. Raymond C Kubacki, A. Clinton Allen, Harry Connick, Walter S. Tomenson, Jr. and Fred J. Weinert were each elected by the stockholders to a term to expire in 2017.

Nominees	For	Withheld	Broker Non-Votes

Raymond C. Kubacki	3,497,666	18,180	1,560,115

A. Clinton Allen	3,466,238	49,608	1,560,115

Harry Connick	3,198,842	317,004	1,560,115

Walter S. Tomenson, Jr.	3,217,388	298,458	1,560,115

Fred J. Weinert	2,914,650	601,196	1,560,115

b.	Management’s proposal to approve the amendment and restatement of the Psychemedics Corporation 2006 Incentive Plan was approved.

For	Against	Abstain	Broker Non-Votes
2,553,231	966,612	27,003	1,560,115

c.	The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Corporation’s named executive officers disclosed in the Proxy Statement, including the compensation tables and related disclosure.

For	Against	Abstain	Broker Non-Votes
3,359,825	119,931	36,090	1,560,115

d.	Management’s proposal to ratify the appointment of BDO USA, LLP as Psychemedics’ independent registered public accounting firm for 2016 was approved.

For	Against	Abstain	Broker Non-Votes
5,040,751	14,904	20,306	0

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

10.1	Psychemedics Corporation Amended and Restated 2006 Incentive Plan

10.2	Employee Form of Stock Unit Award Agreement

10.3	Nonemployee Director Form of Stock Unit Award Agreement

10.4	Employee Form of Incentive Stock Option Agreement

10.5	Employee Form of Non-qualified Stock Option Agreement

10.6	Nonemployee Director Form of Non-qualified Stock Option Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHEMEDICS CORPORATION

Dated: May 18, 2016

	By:	/s/ Neil L. Lerner
Neil L. Lerner,
Vice President - Finance